                                                                    EXHIBIT 10.6



                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 1 to Registration Rights Agreement ("Amendment") is made and entered into as of May 31, 1995, by and among Parcelway Systems Holding Corp. (the "Company"), Cypress Capital Partners I, L.P. (the "Purchaser"), McFarland, Grossman & Company, Inc. ("MGCO") and George M. Siegel ("Siegel").

         WHEREAS, the parties hereto have entered into a Registration Rights Agreement, dated as of November 16, 1993 (the "Agreement"); and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement; and

         WHEREAS, in order to induce (a) Preferred Risk Life Insurance Co., Preferred Risk Mutual Insurance Co. and their respective successors and permitted assigns (collectively "Preferred Risk") to enter into the Stock Purchase Agreement with the Company of even date herewith and (b) Richard K. McClelland ("McClelland") to enter into the Employment Agreement with the Company of even date herewith, the parties desire to amend the Agreement in order to afford certain rights to Preferred Risk respecting the commitments of the Company to its shareholders regarding the registration of the Company's securities;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Subsection 2(c) of the Agreement shall hereinafter read as follows:

                 "(c)     Underwriter Cutback.  If in the good faith judgment
         of the managing underwriter in any Underwritten Offering pursuant to subsections (a) or (b) above, the inclusion of all of the shares of Registrable Securities would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number, with the reduction occurring (i) first, by the reduction of shares of Registrable Securities owned by Subordinated Holders and McClelland and (ii) second, after the elimination of all shares of Registrable Securities owned by Subordinated Holders and McClelland, by the reduction of shares of Registrable Securities owned by the Priority Holders and Preferred Risk; in each case such reduction to be in the manner that participation in such offering by each Subordinated Holder or Priority Holder or by McClelland or Preferred Risk, as the case may be, shall be as nearly as practicable on a prorata basis (measured on the basis of the number of shares of Common Stock requested to be so registered by each such Subordinated Holder or Priority Holder or by McClelland or Preferred Risk, as the case may be)."

         2. The parties hereby waive the provisions of Section 9 of the Agreement solely for the purpose of granting the rights to Preferred Risk and McClelland contained herein.

         3. Except as specifically set forth herein, the other provisions of the Agreement shall remain in full force and effect.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  PARCELWAY SYSTEMS HOLDING CORP.


                                  By:  /s/ George M. Siegel
                                      --------------------------------
                                           George M. Siegel
                                           Chief Executive Officer


                                  CYPRESS CAPITAL PARTNERS I, L.P.
                                  By:      CCP Investment Corporation
                                           (general partner)


                                  By:  /s/ Stephen P. Smiley
                                      ---------------------------------
                                           Stephen P. Smiley
                                           President


                                  McFARLAND, GROSSMAN & COMPANY, INC.


                                  By:  /s/ Cary Grossman
                                      ---------------------------------
                                           Cary Grossman,
                                           Vice President


                                      /s/ George M. Siegel
                                  ----------------------------
                                        George M. Siegel

                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is made and entered into as of November 16, 1993, by and among Parcelway Systems Holding Corp. (the "Company"), Cypress Capital Partners I, L.P. (the "Purchaser"), McFarland, Grossman & Company, Inc. ("MGCO") and George M. Siegel ("Siegel"). In order to induce the Purchaser to enter into the Securities Purchase Agreement with the Company of even date herewith (the "Purchase Agreement") and to prioritize the commitments of the Company to its shareholders regarding the registration of the Company's securities, the Company has agreed to provide the registration rights set forth in this Agreement.
         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         Board:  The Board of Directors of the Company.

         Common Stock:  The common stock, $.01 par value, of the Company.

         Holder(s):  The Priority Holders and the Subordinated Holders.

         Misstatement: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

         Person: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

         Preferred Stock: The 12% Redeemable Convertible Preferred Stock, $.01 par value, of the Company.

         Priority Holders: The Purchaser, or any permitted assignee of Purchaser.

         Prospectus: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

         Qualified Public Offering: A "Qualified Public Offering" as defined in the Purchase Agreement.

   Registration:  A demand or piggyback registration described in Section 2 hereof.

         Registration Expenses: The out-of-pocket expenses of a Registration, including:

                 (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

                 (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

                 (3)      printing, messenger, telephone and delivery expenses;

                 (4)      fees and disbursements of counsel for the Company; and

                 (5) fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration.

In no event shall Registration Expenses include the underwriting discounts and commissions charged to Holders with respect to the sale of their Registrable Securities.

         Registrable Securities: (a) The shares of Common Stock owned or acquired by a Holder, (b) the shares of Common Stock issued to the Purchaser upon conversion of the Preferred Stock acquired by the Purchaser pursuant to the Purchase Agreement, and (c) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any such share or security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

         Registration Statement: Any registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

         Securities Act: The Securities Act of 1933, as from time to time amended.

         SEC:  The Securities and Exchange Commission.

         Subordinated Holder:  MGCO and Siegel, and their permitted assigns.

         Transfer Restricted Security: A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule
144A). The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed and (ii) the Holder of such security has received an opinion of counsel to the Company, to the effect that such shares in such Holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such Holder has waived receipt of such opinion).

         Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for distribution to the public.

         2.      Registrations.

         (a) Demand Registration. If the Company shall receive, at any time after the date which is six months after the date on which a Qualified Public Offering has been consummated, a written request from the Priority Holders of at least 25% of the Registrable Securities then outstanding and owned by such Priority Holders, then the Company shall, within ten days after the receipt thereof, give written notice of such request to all Holders and shall, subject to the provisions of subsection (c) below, effect as soon thereafter as practicable, and in any event within 60 days of the receipt of such request, the Registration under the Securities Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company. If the Priority Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an Underwritten Offering, they shall so advise the Company as a part of their request made pursuant to this subsection and the Company shall include such information in the written notice referred to above. The underwriter shall be selected by the Company, subject to the approval (which shall not be unreasonably withheld) by a majority in interest of the Initiating Holders.

         (b) Piggyback Registration. Each time the Company decides to file a Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan) covering the offer and sale by it of the Company's securities for money, the Company shall give written notice thereof to all Holders of Registrable Securities. The Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If the Registration Statement is to cover an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         (c) Underwriter Cutback. If in the good faith judgment of the managing underwriter in any Underwritten Offering pursuant to subsections (a) or (b) above, the inclusion of all of the shares of Registrable Securities would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number, with the reduction occurring (i) first, by the reduction of shares of Registrable Securities owned by Subordinated Holders and
(ii) second, after the elimination of all shares of Registrable Securities owned by Subordinated Holders, by the reduction of shares of Registrable Securities owned by the Priority Holders; in each case such reduction to be in the manner that participation in such offering by each Subordinated Holder or Priority Holder, as the case may be, shall be as nearly as practicable on a prorata basis (measured on the basis of the number of shares of Common Stock requested to be so registered by each such Subordinated Holder or Priority Holder, as the case may be).

         (d) Company Delay of Filing. If the Board shall determine in good faith that, due to material pending corporate developments, it would be detrimental to the Company for a Registration Statement to be filed, the Company shall have the right to defer such filing for a period not to exceed 90 days from the date a Registration Statement would have to be filed hereunder; provided, however, that the Company may not utilize this right more than once in any 18 month period.

         3. Registration Procedures. If and whenever the Company is required to register Registrable Securities, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

                 (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

                 (c) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus);

                 (d) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                 (e) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

                 (g) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                 (h) at least three days prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus furnish a copy thereof to each seller of such Registrable Shares.

The Company may decline to file a Registration Statement after giving notice to any Holder pursuant to subsection 2(b), or withdraw a Registration Statement after filing but prior to the effectiveness thereof, provided, that the Company shall promptly notify each Holder in writing of any such action and provided, further, that the Company shall bear all expenses which would otherwise have been charged to the Holder in connection with such withdrawn Registration Statement.

         4. Registration Expenses. The Registration Expenses of the first two Registrations under subsection 2(a) and of all Registrations under subsection 2(b) shall be borne by the Company, except that the fees and disbursements of any counsel to the Holders shall be paid by the Holders if such security holders are unwilling to be represented by counsel to the Company.

         5. Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that the terms of such underwriting arrangement in connection with the sale of Registrable Securities shall be no less favorable than the terms afforded to any other holder of securities participating in the Underwritten Offering.

         6.      Indemnification.

                 (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Shares, its officers and directors and each Person who control such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Shares.

                 (b) In connection with any Registration Statement in which a Holder of Registrable Shares is participating, such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation attorneys' fees except as limited by subsection 6(c) below) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares, and the liability of each such holder of Registrable Shares will be in proportion to and limited to the net amount received by such holder from the sale or Registrable Shares pursuant to such Registration Statement.

                 (c) Any person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         7. Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of a supplemented or amended Prospectus, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed.

         8. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, (i) in the case of a Priority Holder, holds at least 10% of the number of Registrable Securities owned by the Purchaser on the date of this Agreement, or (ii) in the case of a Subordinated Holder, holds at least 50% of the number of Registrable Securities owned by the Subordinated Holder on the date of this Agreement.

         9. Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority in interest of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any Registration filed under Section 2 hereof unless under the terms of such agreement such holder may include such securities only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make any demand Registration at any time Registrable Securities are outstanding.

         10.     Miscellaneous

         (a) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or air courier guaranteeing overnight delivery: (i) if to a Holder of Registrable Securities, at the most current address set forth in the Company's stock transfer books; and (ii) if to the Company, at its address set forth in the Purchase Agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand (including by telecopy), if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if to an air courier guaranteeing overnight delivery.

         (b) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement may not be assigned by a Holder, except as set forth in Section 8 above or with the prior written consent of the Company.

         (c) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                  PARCELWAY SYSTEMS HOLDING CORP.


                                  By:  /s/ George M. Siegel
                                      ----------------------
                                           George M. Siegel
                                           Chief Executive Officer

                                  CYPRESS CAPITAL PARTNERS I, L.P.


                                  By:      CCP Investment Corporation
                                           (general partner)


                                  By:  /s/ Stephen P. Smiley
                                      -----------------------
                                           Stephen P. Smiley
                                           President




                                  McFARLAND, GROSSMAN & COMPANY, INC.


                                  By:  /s/ Cary Grossman
                                      ----------------------
                                           Cary Grossman,
                                           Vice President



                                    /s/ George M. Siegel
                                  ------------------------
                                        George M. Siegel